Exhibit 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment #1 to Project Schedule #1

DEVELOP A PREMARKET APPROVAL (PMA) READY AUTOMATED IHC IUO ENROLLMENT ASSAY FOR FGF19

This Amendment #1 (this “Amendment #1”) to Project Schedule #1, effective as of March 1, 2016 (“Project Schedule #1”), is entered into by Blueprint Medicines Corporation, a Delaware corporation with offices located at 38 Sidney Street, Suite 200, Cambridge, MA 02139 USA (“Blueprint”) and Ventana Medical Systems, Inc., a Delaware corporation with offices located at 1910 E. Innovation Park Drive, Tucson, AZ 85755 USA (“Ventana”).

The effective date of this Amendment #1 shall be June 12, 2017 (the “Amendment Effective Date”).

Capitalized terms used and not otherwise defined in this Amendment #1 shall have the meanings ascribed to such terms in the Master Collaboration Agreement between Blueprint and Ventana, effective as of March 1, 2016 (the “Collaboration Agreement”), or Project Schedule #1, as applicable.

Recitals

WHEREAS, the Parties previously entered into Project Schedule #1, pursuant to which, among other things, Ventana is developing an Investigational Use Only Assay (“IUO”) for Blueprint’s drug candidate BLU-554 in hepatocellular carcinoma (“HCC”);

WHEREAS, the Parties desire to amend Project Schedule #1 in order to authorize Ventana to undertake the activities set forth in this Amendment #1, in accordance with the timelines and estimated pass through costs set forth in this Amendment #1; and

WHEREAS, Ventana desires to contract with [***], to perform certain of the activities as set forth in this Amendment #1;

NOW, THEREFORE, the Parties agree as follows:

Objectives

The key objective of this Amendment #1 is to gain clinical evidence related to the clinical activity of BLU-554 and the FGF19 IHC IUO as a companion diagnostic.

Samples

The samples will be shipped from clinical sites to [***] in accordance with the diagnostic study protocol.  [***] will analyze the samples using the Ventana FGF19 IHC IUO Assay on the Ventana Benchmark platform in accordance with the protocol provided by Ventana.

Activities Description and Pass Through Costs

The Parties hereby agree that Ventana and [***] will perform the activities as set forth below, and any activities to be performed by Ventana will be performed by Ventana Clinical Affairs based in Tucson, AZ.

Activity	Pass Through Cost (US$)	Units	Total
1. One-time fees at site including [***] fees for site training, study setup, database, and collection site set-up fee	[***]	[***]	[***]
2. Individual per test site fees including site and Ventana fees	[***]	[***]	[***]
3. Ongoing Fees: database amendments, data transfers, collection kit handling fees, monitoring and FDA audit	[***]	[***]	[***]
4. Collection Kit Costs	[***]	[***]	[***]
5. Outbound shipment of Kits to collection sites (US via [***])	[***]	[***]	[***]
6. Inbound shipment of Kits from collection sites (US via [***])	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Activity	Pass Through Cost (US$)	Units	Total
7.Outbound shipment of Kits to collection sites (EU and Asia-Pacific via[***])	[***]	[***]	[***]
8.Inbound shipment of Kits from collection sites (EU via [***])	[***]	[***]	[***]
9.Ventana fee associated with inbound/outbound shipment of Kits to/from collection sites			[***][1]
Total Estimated Pass Through Costs			[***]

* Represents estimated number of units.

Final Study Deliverable (Data/Results Reporting)

Results of sample analyses will be provided to the clinical trial investigator for Blueprint’s ongoing Phase 1 clinical study for BLU-554 in patients with HCC (the “Phase 1 clinical study”) based on data transfer plans agreed to within the JPT and mutually agreed to by Ventana, [***] and the third party CRO conducting certain activities on Blueprint’s behalf.

Project Timelines

The first patient tested at [***] was [***], and the last patient tested is expected to be completed approximately [***].

Assay for Clinical Study

Ventana will be responsible for manufacture of the assay components required for analysis of samples obtained from the Phase 1 clinical study.  Based upon a forecast provided to Ventana by Blueprint (which forecast may be updated by Blueprint from time to time upon reasonable advance notice to Ventana), Ventana will ensure that it maintains sufficient inventories of assay reagents as necessary to complete the conduct of the Phase 1 clinical study.  Ventana will transfer the FGF19 IUO assay and train staff at [***] on the performance of the assay and will monitor the performance of the assay in connection with the diagnostic clinical study.

Project Management

In accordance with Project Schedule #1, Ventana will [***].

Payment Terms

All pass through costs will be invoiced monthly by Ventana after completion of sample analysis.  The Parties agree that Ventana will only invoice Blueprint for the actual, not estimated, pass through costs for services and/or activities performed as described herein without any markup (except as set forth in Activity #9 above).

All invoices should contain the following information in order for them to be processed efficiently:

•Invoice Number

•Invoice Date

•Reference to <agreed to reference point>

•Blueprint Medicines, Purchase Order Number (PO#)

•Blueprint Medicines, Project Number <may be redundant>

•Description of Services with Itemization: Stage and milestone identifications

•Deliverables

•Total Amount Due

•Payee Name and Tax ID Number

•Payment Address

1  Fee is equal to [***] and for purposes of estimated pass through costs is based on [***] for inbound/outbound shipment of Kits to/from collection sites.

Confidential and Proprietary Information of Ventana and Blueprint Medicines	2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

•Name of requisitioner

•Contact person for any invoice questions

Additionally, invoices shall be submitted to Blueprint at the following email address: [***]

Blueprint shall pay invoices for any undisputed amounts within [***] days of receipt of the invoice.

All invoices will be paid by Blueprint as follows:

Credit DDA Name:	Ventana Medical Systems, Inc.
Tax Payer ID#:	[***]
Address:	[***]
Credit Bank:	[***]
Credit Bank address	[***]
Credit ABA:	[***]
Credit: DDA	[***]
Citi SWIFT Code:	[***]

Additional Pass Through Expenses

Any unforeseen project related expenses incurred by Ventana pursuant to this Amendment will be discussed in good faith by the Parties and agreed to prior to Ventana submitting to Blueprint invoices due for reimbursement.

Roles and Responsibilities:

For purposes of the activities set forth in this Amendment #1, the Parties initial representatives will be:

Name	Title	Phone	Address	Email Address
[***]	Project Leader	[***]	1910 E. Innovation Park Dr., Tucson, AZ 85755	[***]
[***]	Director Pharma Partnering	[***]	1910 E. Innovation Park Dr., Tucson, AZ 85755	[***]
[***]	Associate Director, Business Development	[***]	38 Sidney Street, Suite 200, Cambridge, MA 02139	[***]
[***]	Vice President, Translational Medicine	[***]	38 Sidney Street, Suite 200, Cambridge, MA 02139	[***]

Each Party shall provide notice to the other Party of any change in its representatives, which such notice shall be in writing within the JPT minutes and delivered in accordance with the terms of the Collaboration Agreement.

Miscellaneous

This Amendment contains the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, written or oral, between the parties relating to the subject matter of this Amendment #1.

Except as expressly modified by this Amendment #1, the Collaboration Agreement, Project Schedule #1 and any other Project Schedule previously entered into by the Parties shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification thereof. Upon the effectiveness of this Amendment #1, all references to “this Project Schedule,” “hereunder,” “hereof,” “herein” or words of like import in Project Schedule #1 shall mean Project Schedule #1, as amended by this Amendment #1.

The headings and subheadings used in this Amendment #1 are used for convenience only and are not to be considered in construing or interpreting this Amendment #1.

Confidential and Proprietary Information of Ventana and Blueprint Medicines	3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision which shall remain in full force and effect.

This Amendment #1 shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

The Amendment may be signed in two (2) or more counterparts (electronic transmission of scanned signatures included), each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  After electronic transmission of scanned signatures, the Parties shall, upon either Party’s request, execute and exchange documents with original signatures.

[Signature Page Follows]

Confidential and Proprietary Information of Ventana and Blueprint Medicines	4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment #1 to be executed by their duly authorized representatives as of the Amendment Effective Date first written above.

Ventana Medical Systems, Inc.		Blueprint Medicines Corporation

By:	/s/ Christoph Majewski	By:	/s/ Jeffrey Albers

Name:	Christoph Majewski	Name:	Jeffrey Albers

Title:	VP & LCL, CDx	Title:	President and Chief Executive Officer

[Signature Page to Amendment #1 to Project Schedule #1]

Confidential and Proprietary Information of Ventana and Blueprint Medicines	5